Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT AND BORROWING BASE REDETERMINATION AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND BORROWING BASE REDETERMINATION AGREEMENT (this “Agreement”), dated as of June 18, 2020 (the “Effective Date”) is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation (as successor-by-conversion to Talos Production LLC, a Delaware limited liability company) and a direct or indirect Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), the Swingline Lender, and the Lenders that are party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 10, 2018, among Holdings, the Borrower, the Administrative Agent, the Swingline Lender, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended by that certain Joinder, First Amendment to Credit Agreement, and Borrowing Base Redetermination Agreement, dated as of July 3, 2019, and as further amended by that certain Joinder, Commitment Increase Agreement, Second Amendment to Credit Agreement, Borrowing Base Redetermination Agreement, and Amendment to Other Credit Documents, dated as of December 10, 2019, and as further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders under the Credit Agreement that the Borrower, as buyer, Castex Energy Partners, LLC, a Delaware limited liability company and Castex Offshore, Inc., a Texas corporation, collectively as sellers (“Sellers”), and, solely with respect to the limited obligations set forth therein, Holdings have entered into that certain Purchase and Sale Agreement executed on June 18, 2020 (the “Castex PSA”), pursuant to which the Borrower will acquire certain Oil and Gas Properties from Sellers (the acquisition transaction contemplated therein, the “Castex Acquisition”);

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to consummate the Castex Acquisition on or before (i) August 31, 2020 (or such later date as agreed to by the Administrative Agent in its reasonable discretion) and (ii) the date on which the Castex Acquisition is terminated (whether in accordance with the Castex PSA, or otherwise) or otherwise abandoned (the earlier of such dates in clause (i) and (ii), herein “Castex Acquisition Outside Date”);

WHEREAS, in connection with the Castex Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of April 1, 2020, with respect to the Oil and Gas Properties to be acquired pursuant to the Castex Acquisition (the “Castex Acquisition Reserve Report”);

WHEREAS, in addition to the Castex Acquisition Reserve Report, the Borrower has provided the necessary reserve report information (the “Spring 2020 Reserve Report”) for the Administrative Agent and the Lenders to complete the spring 2020 Scheduled Redetermination of the Borrowing Base and, after reviewing the Castex Acquisition Reserve Report together with the Spring 2020 Reserve Report, the Administrative Agent and the Lenders have recommended reducing the Borrowing Base from $1,150,000,000 to $985,000,000;

WHEREAS, each of Holdings and the Borrower desires to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Credit Agreement provides that Holdings, the Borrower and the Majority Lenders may amend the Credit Agreement and the other Credit Documents in accordance with the provisions thereof, and Section 13.1(x) requires the consent of the Required Lenders to decrease the Borrowing Base;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Reduction of the Borrowing Base.

(a) The Borrower and the Lenders agree that (i) on and as of the Effective Date the Borrowing Base shall be reduced from $1,150,000,000 to $985,000,000, (ii) if the Castex Acquisition has not been consummated on or before the Castex Acquisition Outside Date, then on and as of the first day immediately subsequent to the Castex Acquisition Outside Date the Borrowing Base shall be reduced by an amount determined by the Administrative Agent and approved by the Required Lenders not to exceed $60,000,000, and (iii) the Borrowing Base, as reduced by the foregoing clause (i) and, if applicable, clause (ii), shall remain in effect until such time as the Borrowing Base is otherwise redetermined or adjusted pursuant to the terms of the Credit Agreement.

(b) Both Holdings and the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to Section 2(a) (including, if applicable, clause (ii)) hereof shall constitute the regularly Scheduled Redetermination of the Borrowing Base for the spring of 2020 and shall not constitute an interim redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.

SECTION 3. Amendments to Credit Agreement. On the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 is hereby amended by inserting the following defined terms where alphabetically appropriate:

(i) “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

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(ii) “Ancillary Document” has the meaning assigned to it in Section 13.9.

(iii) “Availability Cap” means, as of the date of any Credit Event occurring after the Third Amendment Effective Date, an amount equal to: (a) until the earlier of (x) the Castex Acquisition has been consummated (or, upon application of the proceeds of the applicable Borrowing, the Castex Acquisition will be consummated) and all Castex Acquisition Conditions have been satisfied (or on the same date as the applicable Borrowing, will be satisfied), and (y) the Castex Acquisition Outside Date, the Borrowing Base in effect on such date less $85,000,000 (unless a lesser reduction amount is approved by the Required Lenders); and (b) from and after the earlier of (x) the Castex Acquisition has been consummated (or, upon application of the proceeds of the applicable Borrowing, the Castex Acquisition will be consummated) and all Castex Acquisition Conditions have been satisfied (or on the same date as the applicable Borrowing, will be satisfied), and (y) the Castex Acquisition Outside Date, the Borrowing Base in effect on such date less $25,000,000 (unless a lesser reduction amount is approved by the Required Lenders).

(iv) “Castex Acquisition” means that certain acquisition consummated pursuant to the terms of the Castex PSA.

(v) “Castex Acquisition Conditions” means each of the following conditions in connection with the consummation of the Castex Acquisition:

(a) Acquisition Certificate. The Administrative Agent shall have received a certificate, reasonably satisfactory to the Administrative Agent in all respects, of an Authorized Officer of the Borrower (i) certifying that the Castex Acquisition shall constitute a Permitted Acquisition, (ii) certifying that the Borrower has acquired (or with the proceeds of the applicable Borrowing shall acquire) all or substantially all, but in any event not less than 95% of the PV-10, of the Oil and Gas Properties included in the Castex Acquisition Reserve Report, all conditions to the obligations of the parties set forth in the Castex PSA shall have been satisfied or waived (or with the application of the proceeds of the applicable Borrowing shall be satisfied or waived), and no provision thereof shall have been waived, amended, supplemented or otherwise modified to the extent such waiver, amendment, supplement or other modification would reasonably be expected to materially adversely affect the Administrative Agent, the Collateral Agent or the Lenders (except as otherwise agreed by the Administrative Agent, the Collateral Agent and the Lenders), (iii) identifying the Oil and Gas Properties that have not been acquired pursuant to the Castex PSA, (iv) attaching lien releases delivered in connection with the Castex PSA (or certifying that the assets subject to the Castex PSA were not, prior to the Castex Acquisition, subject to any liens), (v) certifying as to the final purchase price paid under the Castex PSA after giving effect to all adjustments as of the closing date for such acquisition, and specifying, by category, the amount of such adjustment, (vi) certifying that attached

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thereto are true and complete executed copies of the conveyance documents from the applicable seller to Borrower and (vii) certifying that attached thereto is a true and complete executed copy of the Castex PSA, together with all amendments thereto, pursuant to which the Borrower has acquired the applicable Oil and Gas Properties (or certifying that the previously delivered Castex PSA has not been amended or modified in any way since the Third Amendment Effective Date);

(b) Verification of Collateral Coverage. The Borrower shall have delivered to the Administrative Agent appropriate documentation evidencing that the Collateral Coverage Minimum is satisfied as of the date of consummation of the Castex PSA or additional Mortgages, executed and delivered by a duly Authorized Officer of the applicable Restricted Subsidiary in sufficient counterparts for the prompt recordation thereof, encumbering Mortgaged Properties that constitute Borrowing Base Properties evaluated, collectively, in the Castex Acquisition Reserve Report and the Spring 2020 Reserve Report having a PV-10, together with the PV-10 of the Mortgaged Properties that remain encumbered by a previously delivered Mortgage, sufficient to satisfy the Collateral Coverage Minimum;

(c) Legal Opinion. To the extent a new Mortgage is required to be delivered by clause (b) above, the Borrower shall deliver to the Administrative Agent a written opinion of local counsel in any jurisdictions where such Mortgage will be recorded to perfect first priority Liens on any Borrowing Base Properties, which shall be (i) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (ii) in form and substance reasonably satisfactory to the Administrative Agent; and

(d) Title Compliance. The Borrower shall deliver to the Administrative Agent satisfactory title information with respect to Oil and Gas Properties of the Borrower and its Restricted Subsidiaries comprising, together with title information previously delivered to the Administrative Agent, at least 85% of the PV-10 of all of the Proved Reserves evaluated, collectively, in the Castex Acquisition Reserve Report and the Spring 2020 Reserve Report.

(vi) “Castex Acquisition Outside Date” means the earlier of (i) August 31, 2020 (or such later date as agreed to by the Administrative Agent in its reasonable discretion) and (ii) the date on which the Castex Acquisition is terminated (whether in accordance with the Castex PSA, or otherwise) or otherwise abandoned.

(vii) “Castex Acquisition Reserve Report” means the reserve report dated as of April 1, 2020, with respect to the Oil and Gas Properties to be acquired pursuant to the Castex Acquisition.

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(viii) “Castex PSA” means that certain Purchase and Sale Agreement executed on June 18, 2020, pursuant to which the Borrower, as buyer, will acquire certain Oil and Gas Properties from Castex Energy Partners, LLC, a Delaware limited liability company and Castex Offshore, Inc., a Texas corporation, collectively as sellers.

(ix) “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

(x) “Excess Cash” means, at any time, the aggregate amount of all cash and Permitted Investments of the Borrower and the Restricted Subsidiaries (other than Excluded Cash) in excess of $125,000,000.

(xi) “Excluded Cash” means (a) any cash to be used to pay obligations of the Borrower and the Restricted Subsidiaries then due and owing to unaffiliated third parties generally for which the Borrower or any Restricted Subsidiary has issued checks or has initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within five (5) Business Days) in order to pay such obligations and (b) any cash set aside (including cash held in suspense or trust accounts) (i) to make or pay payroll, employee wage and benefit payments and trust and fiduciary obligations and similar obligations, (ii) in collateral accounts with respect to Letters of Credit, (iii) for the payment of taxes of the Borrower and the Restricted Subsidiaries due and payable within the existing fiscal quarter, and (iv) for royalty obligations, working interest obligations, and production payments, in each case owing to third parties.

(xii) “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

(xiii) “Spring 2020 Reserve Report” means that certain Reserve Report prepared as of February 7, 2020.

(xiv) “Third Amendment” means the Third Amendment to Credit Agreement and Borrowing Base Redetermination Agreement, dated as of June 18, 2020, among Holdings, the Borrower, the Administrative Agent and the other Persons party thereto.

(xv) “Third Amendment Effective Date” means the “Effective Date” as defined in the Third Amendment.

(xvi) “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

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(xvii) “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b) Section 1.1 is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

(i) “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(ii) “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation, rule or requirement applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(iii) “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(c) Section 1.1 is hereby amended by amending and restating the Borrowing Base Utilization Grid in the definition of “Applicable Margin” to read as follows:

Borrowing Base Utilization Grid
Borrowing Base	X < 25%	≥ 25	% X	≥ 50	% X	≥ 75	% X	X ≥ 90%
Utilization Percentage		< 50%		< 75%		< 90%
LIBOR Loans	3.00%	3.25%		3.50%		3.75%		4.00%
ABR Loans	2.00%	2.25%		2.50%		2.75%		3.00%
Commitment Fee Rate	0.50%	0.50%		0.50%		0.50%		0.50%

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(d) Section 5.2 is hereby amended to (i) re-letter Section 5.2(c) through Section 5.2(e) as Section 5.2(d) through Section 5.2(f), respectively, and (ii) insert the following new Section 5.2(c) where alphanumerically appropriate:

“(c) Repayment of Loans With Excess Cash.

(i) Upon the occurrence of and during the continuation of an Event of Default, on each Business Day the Borrower shall immediately prepay the Loans with all Excess Cash.

(ii) Unless required more frequently pursuant to Section 5.2(c)(i), if the Borrower and its Restricted Subsidiaries have any Excess Cash outstanding on the last Business Day of any week, the Borrower shall prepay the Loans on such last Business Day of the week in an amount equal to or greater than the amount of such Excess Cash.”

(e) Section 7 is hereby amended to insert the following new clauses (d) and (e) immediately after the existing clause (c):

“(d) No Excess Cash. At the time of each Borrowing and also after giving effect thereto, the Borrower and the Restricted Subsidiaries, taken as a whole, shall not have any Excess Cash. No Borrowing shall, after giving pro forma effect to any intended use of proceeds in the ordinary course of business, be in an amount that would trigger a mandatory prepayment under Section 5.2(c). Any Notice of Borrowing delivered by the Borrower shall include a certification (a) as to the intended use of proceeds from such Borrowing and (b) that the conditions set forth in this Section 7(d) shall be satisfied (i) as of the date of such Notice of Borrowing and (ii) after giving effect to the requested Borrowing.

(e) Availability Cap. From and after the Third Amendment Effective Date until the first redetermination of the Borrowing Base that occurs after the Third Amendment Effective Date, if the sum of the aggregate Total Exposures of all Lenders on such day (after giving pro forma effect to any requested Borrowing) would equal or exceed the Availability Cap, then the Administrative Agent shall have received approval from the Required Lenders (in their sole and absolute discretion) prior to the making of the applicable Loan (other than any Loan made pursuant to Section 3.4(a)) or the issuance of the applicable Letter of Credit. Any Notice of Borrowing delivered by the Borrower on a date on which this clause (e) is applicable shall include a certification as to the applicable Availability Cap in effect on the date of applicable Borrowing.”

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(f) Section 9 is hereby amended by inserting the following new Section 9.19 immediately following the existing Section 9.18:

“Section 9.19. Third Amendment Hedge Covenant. (a) On or before the date that is ten Business Days after the consummation of the Castex Acquisition, the Borrower shall, or shall cause one or more of its Restricted Subsidiaries to, enter into (as demonstrated by evidence reasonably satisfactory to the Administrative Agent), one or more Hedge Transactions that are direct swaps (and not “collars” or “three ways”) with approved counterparties for the purpose of mitigating commodity price risk with respect to not less than 75% of the quarterly reasonably anticipated projected production of natural gas from Proved Developed Producing Reserves included in the Castex Acquisition Reserve Report for each quarter during the period from the Third Amendment Effective Date to December 31, 2022 at prices acceptable to the Administrative Agent; provided that, for the avoidance of doubt, any volumes hedged after the Third Amendment Effective Date with respect to the Proved Developed Producing Reserves included in the Castex Acquisition Reserve Report will count towards the aforementioned 75% threshold. The Hedge Transactions entered into pursuant to this Section 9.19 shall be subject to Section 10.10, except that, as of the Third Amendment Effective Date, 75% of the applicable production shall be hedged notwithstanding the following three limitations in Section 10.10(a): the 90% overall limitation; the 65% limitation with respect to production during the months of August through October; or, with respect to Hedge Transactions in respect of Proposed Acquisitions, the limitation that after giving effect to existing Hedge Transactions and the effect of Hedge Transactions in respect of a Proposed Acquisition, the notional volumes shall not exceed 90% of the Credit Parties’ existing projected production prior to the consummation of such Proposed Acquisition.

(b) Not later than two Business Days after the tenth Business Day after the consummation of the Castex Acquisition, the Borrower shall have delivered to the Administrative Agent evidence, reasonably satisfactory to the Administrative Agent, demonstrating that the Borrower and its Restricted Subsidiaries have entered into Hedge Transactions satisfying this Section 9.19.”

(g) Section 10.10 is hereby amended as follows:

(i) Clause (d) of Section 10.10 is hereby amended by (1) inserting immediately following the reference to “Section 10.10(a)” the following clause “or Hedge Transactions required by Section 9.19” and (2) inserting immediately following the phrase “most recent Reserve Report delivered pursuant to Section 9.14(a)” the following parenthetical “(and, for purposes of the Hedge Transactions entered into pursuant to Section 9.19, the “most recent Reserve Report” shall refer to the Castex Acquisition Reserve Report)”, and

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(ii) By inserting the following new clause (e) immediately following the existing clause (d): “(e) Hedge Transactions required by Section 9.19.”

(h) Section 12.3 is hereby amended by deleting the phrase “enforceability or sufficiency of this Agreement or any other Credit Document, or” and inserting in place thereof the phrase “enforceability or sufficiency of this Agreement or any other Credit Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf., or any other electronic means that reproduces an image of an actual executed signature page), or”.

(i) Section 13.9 is hereby amended and restated in its entirety to provide as follows:

“Section 13.9 Counterparts; Electronic Execution.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Credit Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 13.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Credit Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Credit Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Credit Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing

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herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Credit Party hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Credit Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Credit Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Credit Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Credit Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Credit Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Credit Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.”

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(j) Section 13.24 is hereby amended and restated in its entirety to provide as follows:

“Section 13.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down    and Conversion Powers of the applicable Resolution Authority.”

(k) Exhibit B to the Credit Agreement is amended and restated in the form of Annex I attached hereto.

SECTION 4. Representations and Warranties, Etc. To induce the Administrative Agent, the Lenders and Issuing Banks to enter into this Agreement, the Borrower and Holdings represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders that as of the Effective Date and as of the Incremental Effective Date:

(a) each representation and warranty made by any Credit Party contained in the Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though

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such representations and warranties had been made on and as of the Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b) each Credit Party executing this Agreement has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(c) the Credit Agreement as amended hereby and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) no Default, Event of Default or Borrowing Base Deficiency exists under the Credit Agreement or any of the other Credit Documents.

SECTION 5. Ratification; Reaffirmation of Security Documents.

(a) Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, as of the Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated thereby and (ii) all of the Obligations under the Credit Agreement and the other Credit Documents.

(b) Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document (as modified hereby), and agrees that each such Security Document (as modified hereby) will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents (as modified hereby) are valid and subsisting and create a security interest to secure the Obligations.

SECTION 6. Effectiveness. This Agreement shall become effective as of the Effective Date on the first date on which each of the conditions set forth in this Section 6 is satisfied:

(a) Agreement. The Administrative Agent shall have received executed counterparts of this Agreement from Holdings, the Borrower, each other Credit Party, the Administrative Agent and Lenders representing at least the Required Lenders.

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(b) Castex PSA. The Administrative Agent shall be reasonably satisfied that the Castex PSA has been executed by the parties thereto and has become effective.

(c) Fees and Expenses. The Borrower shall have made payment of all fees and expenses due and owing under this Agreement, the Credit Agreement and under any separate fee letter agreement entered into by the parties.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts and any or all of the counterparts may be executed by an Electronic Signature), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Section 13.9 of the Credit Agreement (as amended and restated hereby) is incorporated by reference herein.

SECTION 8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of each Issuing Bank that issues any Letter of Credit).

SECTION 12. Miscellaneous. (a) On and after the effectiveness of this Agreement, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Agreement and (b) this Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to Credit Agreement and Borrowing Base Redetermination Agreement to be duly executed and delivered as of the Effective Date.

TALOS ENERGY INC.,
as Holdings

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

TALOS PRODUCTION INC.,
as the Borrower

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

Signature Page

- Third Amendment -

TALOS ERT LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ENERGY OFFSHORE LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS GULF COAST ONSHORE LLC,
ANRP (TALOS DC), LLC,
CKB PETROLEUM, LLC,
TALOS PETROLEUM LLC,
STONE ENERGY HOLDING, L.L.C.,
TALOS RESOURCES LLC,
TALOS ARGO INC.,
TALOS ENERGY HOLDINGS LLC,
TALOS ENERGY LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS ENERGY INTERNATIONAL LLC and
TALOS OIL AND GAS LLC,
TALOS EXPLORATION LLC,
TALOS THIRD COAST LLC,
as Credit Parties

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

Talos International Holdings SCS, a limited partnership (société en commandite simple), having its registered office address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the RCS Luxembourg under number B 240.942 acting by its general partner, ANRP (Talos DC), LLC, itself represented by:

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

Signature Page

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Lender and the Swingline Lender

By:	/s/ Michael Kamauf
Name: Michael Kamauf
Title: Authorized Officer

Signature Page

- Third Amendment -

BMO Harris Bank N.A.
as a Lender

By:	/s/ Patrick Johnston
Name: Patrick Johnston
Title: Director

Signature Page

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Natixis, New York Branch, as a Lender

By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Director

By:	/s/ Ajay Prakash
Name: Ajay Prakash
Title: Director

Signature Page

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The Toronto-Dominion Bank, New York Branch,
as a Lender

By:	/s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory

Signature Page

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Capital One, National Association,
as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

Signature Page

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Citibank, N.A.
as a Lender

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page

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CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

Signature Page

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page

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MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page

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Societe Generale
as a Lender

By:	/s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page

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ING CAPITAL, LLC,
as a Lender

By:	/s/ Lauren Gutterman
Name: Lauren Gutterman
Title: Vice President

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

Signature Page

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REGIONS BANK, as a Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Managing Director

Signature Page

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UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

Signature Page

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GOLDMAN SACHS BANKS USA,
as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page

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Annex I to Third Amendment

Amended and Restated

Form of Notice of Borrowing

(Exhibit B to Credit Agreement)

(attached hereto)

Annex I

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EXHIBIT B TO

CREDIT AGREEMENT

FORM OF

NOTICE OF BORROWING

JPMORGAN CHASE BANK, N.A.

712 Main Street

Houston, Texas 77002

Attention: Michael Kamauf

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 10, 2018, among Talos Energy Inc., a Delaware corporation, Talos Production LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuing Banks, and the other Persons from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice pursuant to Section 2.3 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	The aggregate principal amount of Borrowing:

(B)	The date of Borrowing[1] (which is a Business Day):

(C)	The type of Borrowing:[2]

(D)	Interest Period (if LIBOR Borrowing):[3]

[1]

Date of Notice of Borrowing: To be submitted (A) prior to 1:00 p.m. (New York City time) at least three (3) Business Days prior to each Borrowing of Loans if such Loans are to be initially LIBOR Loans; (B) prior to 11:00 a.m. (New York City time) on the date of each Borrowing of Loans that are to be ABR Loans; or (C) prior to 1:00 p.m. (New York City time) on the date of each Borrowing of Loans that are to be Swingline Loans.

[2]	Specify a LIBOR Borrowing, an ABR Borrowing or Swingline Borrowing.
[3]

The Interest Period applicable to a LIBOR Borrowing shall be subject to the definition of “Interest Period” in the Credit Agreement. If no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Annex I

Exhibit B to Credit Agreement – Page 1

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(E)	The location and number of the Account to which funds are to be disbursed:

The Borrower hereby certifies pursuant to Section 7(d) of the Credit Agreement:

(1)	the following accurately describes the intended use of proceeds from such Borrowing:

(2)	the conditions set forth in this Section 7(d) of the Credit Agreement shall be satisfied (i) as of the date of such Notice of Borrowing and (ii) after giving effect to the requested Borrowing.

The Borrower hereby certifies4 pursuant to Section 7(e) of the Credit Agreement the Third Amendment Availability Cap in effect on the date of this Borrowing is:                     .

[4]

The certifications required by Section 7(e) are required from the Third Amendment Effective Date until later of (i) the Third Amendment Acquisition Outside Date and (ii) the first redetermination of the Borrowing Base following the Third Amendment Effective Date.

Annex I

Exhibit B to Credit Agreement – Page 2

- Third Amendment -

TALOS PRODUCTION LLC

By:
Name:
Title:

Annex I

Exhibit B to Credit Agreement – Page 3

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